Filed pursuant to Rule 497(a)
Registration No. 333-174716
Rule 482 ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY— January 20, 2012—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced its public offering of 14,280,000 shares of its common stock.  Ares Capital has granted the underwriters an option to purchase up to an additional 2,142,000 shares of common stock.  The offering is subject to customary closing conditions and is expected to close on January 25, 2012.  The offering of the shares is being made under Ares Capital’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.  On January 19, 2012, the last reported sales price of Ares Capital’s Common Stock on The NASDAQ Global Select Market under the symbol “ARCC” was $16.09 per share.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purposes, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated January 19, 2012 and the accompanying prospectus dated October 28, 2011, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

BofA Merrill Lynch and Morgan Stanley & Co. LLC are acting as joint book-running managers for this offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department, or e-mail dg.prospectus_requests@baml.com or Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, 866-718-1649, or e-mail prospectus@morganstanley.com.

ABOUT ARES CAPITAL CORPORATION

Headquartered in New York and with offices in Atlanta, Chicago, Los Angeles and Washington, D.C., Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors. Ares Capital invests primarily in first and second lien loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, Ares Capital also makes equity investments. Ares Capital, which has elected to be regulated as a business development company under the Investment Company Act of 1940, is externally managed by Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC.  Ares Management LLC is a global alternative asset manager and a Securities and Exchange Commission registered investment adviser with approximately $46 billion of committed capital under management as of December 31, 2011.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake
Ares Capital Corporation
404-814-5204